AMENDMENT NO. 3 TO CREDIT AGREEMENT AND CONSENT This Amendment No. 3 to Credit Agreement and Consent (this “Amendment”), dated as of July 29, 2020, is made by and among REGIS CORPORATION, a Minnesota corporation (the “Borrower”), each Subsidiary Guarantor (as defined in the Credit Agreement), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto. W I T N E S S E T H: WHEREAS, each of the Borrower, the Administrative Agent, and the Lenders have entered into that certain Credit Agreement dated as of March 26, 2018 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 25, 2018, that certain Amendment No. 2 to Credit Agreement, dated as of May 15, 2020, and as in effect immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement); and WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended as set forth herein, and the Lenders party hereto have agreed to such amendments subject to the conditions set forth herein; NOW, THEREFORE, in consideration of the premises herein and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Amendment to Existing Credit Agreement. Subject to the terms and conditions set forth herein, Section 6.01(c) of the Existing Credit Agreement is hereby amended to add “in form and substance and covering actual results for such periods as are acceptable to the Administrative Agent” to the end of clause (iii) of such Section. 2. Consent. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties set forth herein, the Administrative Agent and each of the Lenders party hereto hereby consent to an additional ten (10) Business Days for the Borrower to report the variance required in Section 6.01(c)(iii) (Liquidity Certification/13-Week Cash Flow) as it relates to weeks that were previously projected in the prior month’s reporting package that have become actual for the current month’s reporting package but are not yet available for reporting by the Borrower (e.g., the June 30 reporting package forecasted weeks July 4 through August 1—those periods have become actual results in the July 31 reporting package and the Borrower requires a short period of time to gather necessary information to report actual July figures for that time period). 3. Effectiveness; Conditions Precedent. This Amendment shall be become effective upon (such effective date, the “Amendment No. 3 Effective Date”) (a) the Administrative Agent’s receipt of counterparts of this Amendment duly executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, and (b) unless waived by the Administrative Agent, the payment of all fees and expenses of the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent to the extent due and payable under Section 10.04 of the Credit Agreement) in connection with this Amendment and the Loan Documents. 133522611_2

4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows: (a) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Amendment No. 3 Effective Date, after giving effect to the amendments contemplated hereby, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement; (b) this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. 5. Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement. 6. Full Force and Effect of Credit Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement or any of the other Loan Documents. 7. Governing Law; Jurisdiction, Etc.. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement. 8. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto. 9. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby. The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment. 2 133522611_2

10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement. 11. No Novation; Reaffirmation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Credit Agreement or of any of the other Loan Documents or any obligations thereunder. Each Loan Party hereby (a) affirms and confirms each of the Loan Documents to which it is a party and its Obligations thereunder, (b) affirms that it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and (c) agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document shall continue to be in full force and effect. 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. 13. Release. For good and valuable consideration, the sufficiency of which is hereby acknowledged, each of the Loan Parties hereby voluntarily and knowingly releases and forever discharges the Administrative Agent (and any sub-agent thereof), the Arrangers, each Lender, the Swing Line Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each, a “Lender Party Released Person”), from all possible claims, demands, actions, causes of action, damages, costs, expenses and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional, at law or in equity, originating at any time on or before the Amendment No. 3 Effective Date, that in any way relate to or arise from this Amendment, the Credit Agreement, any other Loan Document, any Credit Extension or any transactions contemplated hereunder or thereunder, which such Loan Party may have against any Lender Party Released Person and irrespective of whether or not any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including the exercise of any rights and remedies under this Amendment, the Credit Agreement or any other Loan Document, or the negotiation, execution or implementation of this Amendment, the Credit Agreement or any other Loan Document. This paragraph shall survive the termination of each Loan Document and the repayment, satisfaction or discharge of the Loans and other Obligations. [Signature pages follow.] 3 133522611_2

BANK OF AMERICA, N.A, as Administrative Agent By: ___ Name: Gavin Shak Title: Assistant Vice President Regis Corporation Amendment No. 3 to Credit Agreement and Consent Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender By: __ _ Name: Alison M. Sammon Title: Director Regis Corporation Amendment No. 3 to Credit Agreement and Consent Signature Page